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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                               ------------------------

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): September 7, 1997


                                  AVANT! CORPORATION
                (Exact name of registrant as specified in its charter)


        Delaware                       0-25864                  94-3133226
        --------                       -------                  ----------
(State or other jurisdiction         (Commission             (I.R.S. Employer
    of incorporation)                File Number)           Identification No.)



                  46871 Bayside Parkway, Fremont, California  94538
             (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code:  (510) 413-8000


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ITEM 5.  OTHER EVENTS

         On September 7, 1997, Avant! Corporation, a Delaware corporation ("Avant!") entered into an Agreement and Plan of Reorganization, by and among the Registrant, Cardinal Merger Corporation, a California corporation and wholly-owned subsidiary of Avant! ("Merger Sub") and Technology Modeling Associates, Inc., a California corporation ("TMAI"). Upon the closing of the merger, Merger Sub shall be merged with and into TMAI (the "Merger"), with TMAI surviving the Merger and becoming a wholly-owned subsidiary of Avant!.

ITEM 7.  EXHIBITS

              Exhibit
              Number         Description
              -------        -----------
              2.1            Agreement and Plan of Reorganization, dated
                             September 7, 1997, by and among Avant!, Merger Sub and TMAI.

              99.1 Press Release, dated September 8, 1997, announcing the signing of the Agreement and Plan of Reorganization.


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                                      SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Avant! Corporation


Date:  September 10, 1997         /s/  John P. Huyett
                                  ----------------------------------------
                                  John P. Huyett
                                  Vice President of Finance, Treasurer and
                                  Principal Accounting Officer